UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 31, 2010

COVENANT GROUP OF CHINA INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53463	27-1555191
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Bala Plaza, Suite 300 Bala Cynwyd, PA	19004
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (610) 660-7828

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On January 31, 2010, Covenant Group of China Inc. (the "Company") entered into an Equity Credit Agreement with an institutional investor (the "Investor") providing the Company with the right, but not the obligation, to issue shares of its common stock (the "Shares") at any time and from time to time during the next two years for gross proceeds of up to $20,000,000. The Company also agreed to issue to the Investor warrants to purchase an additional 300,000 shares of its common stock during a five year period at an exercise price of $2.00 per share (the "Warrants"). The Company also entered into a Registration Rights Agreement as part of the transaction.

The following is a summary of the Equity Credit Agreement, the Registration Rights Agreement and the form of Warrant, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which are attached as an exhibit to this Current Report on Form 8-K. Readers should review those agreements for a complete understanding of the terms and conditions associated with this financing.

The provisions of the Equity Credit Agreement, Registration Rights Agreement and form of Warrant, including without limitation the representations and warranties contained therein, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Equity Credit Agreement

Terms of Sale

The Company may require the Investor to purchase shares of its common stock from time to time under the Equity Credit Agreement by delivering a put notice specifying the total purchase price for the shares to be purchased (the "Investment Amount"). The Investment Amount may not be greater than the lesser of (a) $1,000,000 or (b) 300% of the average dollar volume (closing bid price times the volume on the OTC Bulletin Board for a trading day) for the 20 trading days preceding the put notice.

The purchase price per share for the shares to be purchased for the Investment Amount will be 94% of the lowest closing bid price on the OTC Bulletin Board during the five trading days following the put notice (the "Valuation Period").

If within 15 trading days after the closing of any purchase and sale of shares under the Equity Credit Agreement (a "Closing") the Company delivers a notice (a "Blackout Notice") to the Investor that the Company's Board of Directors has determined in good faith that (a) either (i) the Company possesses material information not ripe for disclosure in a registration statement or (ii) the Company is engaged in a material activity that would be adversely affected by disclosure in a registration statement and (b) the registration statement would be materially misleading absent the inclusion of such information and the Investor still holds shares of common stock purchased at such Closing and the Company suspends the right of the Investor to sell the common stock for a period (a "Blackout Period"), the Company may be required to issue additional shares of common stock to the Investor if the closing bid price for the common stock on the first trading day following the Blackout Period (the "New Bid Price") is less than the closing bid price for the common stock on the trading day immediately preceding the Blackout Period (the "Old Bid Price"). The number of additional shares to be issued, if any, will be equal to the difference between (a) the number of shares purchased at such Closing still held by the Investor (the "Remaining Shares") multiplied by the Old Bid Price, divided by the New Bid Price and (b) the Remaining Shares.

The Equity Credit Agreement contains representations and warranties of the Company and the Investor which are typical for transactions of this type.

The Equity Credit Agreement contains a variety of covenants on the part of the Company which are typical for transactions of this type, as well as the obligation, without the prior written consent of the Investor, not to enter into any other equity line of credit agreement with a third party during the term of the Equity Credit Agreement.

The Equity Credit Agreement also obligates the Company to indemnify the Investor and other holders of the securities issued to them for certain losses resulting from any misrepresentation or breach of any representation or warranty made by the Company or breach of any obligation of the Company.

Warrant

The Warrant will be issued to the Investor upon the effectiveness of a registration statement on Form S-1 (the "Registration Statement") to be filed with the Securities and Exchange Commission (the "Commission") as more fully described below.  The Warrant will entitle the Investor to purchase up to an aggregate of 300,000 shares of common stock, will be exercisable in whole or in part upon issuance and will remain exercisable for a five year period.  The exercise price of the Warrant will be $2.00 per share of common stock, subject to adjustment in certain circumstances as set forth in the form of Warrant.

Registration Rights Agreement

The Registration Rights Agreement requires the Company to prepare promptly, and file with the Commission within 60 days, the Registration Statement for the resale of the Shares and the shares of common stock issuable upon exercise of the Warrant. The Registration Statement must remain effective and available for use until the earlier of (a) six months after the completion of the last Closing Date under the Equity Credit Agreement, (b) the date the Investor has sold all of the securities covered by the Registration Statement or (c) the date the Investor can resell all of such securities pursuant to Rule 144 free of the manner of sale and volume limitations.

If the prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (a "Registration Default"), and the Company fails to cure the Registration Default within 10 business days, the Company is required to pay liquidated damages in an amount equal to 2% of the Purchase Price of all registrable securities then held by the Investor and still subject to Rule 144 volume limitations for each thirty (30) calendar day period or portion thereof, beginning on the date of suspension.  The Registration Rights Agreement provides for customary indemnification for the Investor.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibits

10.7	Equity Credit Agreement dated January 31, 2010
10.8	Registration Rights Agreement dated January 31, 2010
10.9	Form of Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 2010

COVENANT GROUP OF CHINA INC.
By:	/s/ Kenneth Wong
Kenneth Wong
President

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